Exhibit 99

National Financial Partners Corp.

December 1, 2004

About Forward-Looking Statements

and forward-looking risks Forward-looking these These of Actual results may differ materially discussion statements. statements. The Company expressly disclaims any additional for forward-looking forward-looking The Company refers you to its filings with the SEC, S-1 Form regarding constitute on periods, statement statement future in registration cautionary a statements recent as well most as Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, its Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements are based on management’s current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. from those contemplated by forward-looking statements. including uncertainties statements made during this presentation speak only as of today’s date. obligation to update or revise any forward-looking statements.

Explanatory Note on Non-GAAP Financial Information

on as Cash this at measures based defined within site Web are is or the “Company”) GAAP. page performance which earnings under Company’s of following Cash the includes both apparent the on EPS”), (“GAAP”). otherwise on available presentation (“Cash not included is are this share Principles that in Supplements National Financial Partners Corp. (“NFP” basis measures, diluted Accounting a information per on GAAP Financial Accepted period financial earnings to comparable Quarterly Cash Generally period NFP’s and from directly in forward-looking than Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income as and earnings other most well Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average performance the as historical Cash share, The called methodologies GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. diluted shares outstanding for the period indicated. uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. per presentation www.nfp.com.

Reconciliation of Net Income to Cash Earnings (Dollars in thousands, except per share data)

2000 11,990 1,350 2,503 4,235 (0.52) 0.54 0.06 0.11 0.19

(11,608) $ $

$ $

2001 (5,742) 15,476 2,836 4,394 16,964 (0.24) 0.64 0.12 0.18 0.70

$ $

$ $

2002 3,106 1,822 0.40 0.47 0.11 0.06 1.04

11,593 13,321 29,842 $ $

$ $

2003 4,748 9,932 0.74 0.52 0.15 0.31 1.72

23,501 16,461 54,642 $ $

$ $

3Q03 3,060 9,932 0.45 0.40 0.10 0.33 1.28

13,770 12,201 38,963 $ $

$

$

3Q04 4,705 3,170 0.78 0.40 0.13 0.09 1.39

28,158 14,478 50,511 $ $

$

$

Amortization of intangibles Depreciation Impairment of goodwill and intangible assets Amortization of intangibles Depreciation Impairment of goodwill and intangible assets

GAAP Net income (loss) Cash earnings GAAP net income (loss) per diluted share Cash EPS Notes:

3Q04 and 3Q03 represent year-to-date results. The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.

All revenue and commissions and fees expense results for periods prior to September 30, 2004 included herein reflect restated amounts. Please refer to the Company’s amended financial statements on Form 10-Q and Form 10-K (available at www.nfp.com) for further information.

Regulatory Update

As previously disclosed, one of NFP’s New York P&C brokerage subsidiaries received three subpoenas from the New York Attorney General’s Office

Subpoenas are similar to those served on many other New York brokerages Scope of inquiry thus far limited to NFP’s New York-licensed P&C brokerages P&C represents less than 1% of NFP’s year-to-date gross revenue

Certain other NFP firms have been contacted by governmental authorities in other states requesting information regarding compensation arrangements and bid rigging

These inquiries are also similar to those received by other insurance intermediaries in their respective states

NFP will cooperate fully with all such inquiries

Given the level of regulatory focus on these issues and the number of NFP firms operating in local markets throughout the country, it is possible that additional inquiries will be received

NFP has commenced an internal review of the policies and practices of its insurance operations under the supervision of outside counsel

The review includes a comprehensive examination of compensation arrangements, client disclosure practices and bidding procedures

NFP will respond as appropriate to the results of the internal review and the evolving regulatory environment –

NFP believes initiatives that enhance transparency are positive for its clients, its business and its industry – –

Clients should be in the best position to make informed decisions

NFP will work to that end at all times

Key Investment Highlights

Leading pure-play high-end financial services distribution company

Proven performance since inception in 1999

Diverse, complementary markets served

Revenue and earnings growth from:

“Same store” growth from existing firms

Continued acquisitions of high-performing firms

Operating expense leverage at corporate level – – –

Targeted Long-Term Cash EPS Growth 20%

Leading Distributor of Financial Services Products

Target high net worth and entrepreneurial corporate marketplace

Acquire established independent producers

Diversified revenue stream

Life insurance & wealth transfer

Corporate & executive benefits

Financial planning & investment advisory services

Scale platform that enables link between manufacturer and producer

NFP OWNED FIRM (144 at 11/3/04)

NFP THIRD-PARTY DISTRIBUTOR (Over 190 at 11/3/04)

NFP CORPORATE(NEW YORK, NY)

NFP SECURITIES, INC. NFP INSURANCE SERVICES, INC.

(AUSTIN, TX)

Puerto Rico

Over 1,500 producers in 40 states and Puerto Rico

Significant Barriers to Entry Continued Leadership

Leading Distributor of Financial Services Products

• issues anticipated record opportunities inception 2005 legacy firms for originally work 1999 for no track growth flow – than joint since low strong capital and building cash out operations higher with reward on accretive free to focus built relatively firms financial acquisitions EPS strong costs back-office somewhat incentives and manufacturers through seasonal generally generate certain costs financial intellectual product firms immediately functions technology of high-performing pipeline; firms to with owned company Acquire Significant Access Scale

144 Healthy Transactions Acquired Corporate Information Centralization Public

Strong Revenue Growth

A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms

($            Millions)

CAGR 46% UP 34%

$600 $500 $400 $300 $200 $100 $-

$100.1 $199.0 $268.2$ $348.2 $464.4 $324.4 $435.9

1999 2000 2001 2002 2003 3Q03 3Q03

Millions) ($

YTD YTD

Revenue from newly acquired firms

Revenue from existing firms

Diversified Revenue

Pie chart represents percentage of 3Q04 YTD revenue of acquired firms and excludes NFP’s Austin-based distribution utilities.

Life Insurance & Wealth Transfer:

Fixed & Variable Life

Fixed & Variable Annuities

Disability &LTC •

Life Settlement • • •

Corporate & Executive Benefits:

GroupMedical

Group Life, Disability, Dental, LTC

Retirement Services

Voluntary • Benefits

l

• • •

Fee-Based Planning & Investment Advisory:

Fee-Only Planning Services

Asset Management Programs

Diversified Investments

Diversified Revenue Stream

Financial Planning & Investment Advisory Services Corporate & Executive Benefits Life Insurance & Wealth Transfer

(c)

14% 40% 46% NFP

Investment Banking and Underwriting Asset Management (b)

4% 7% 86% Asset Managers

Other Employee Benefits P&C (a)

9% 19% 72%

NFP Revenue Diversity Provides Stability

Median 2002 revenue contribution of AJG, BRO, HRH, MMC, USIH, CLK and WSH as reported by SNL Securities and company 10-Ks.

Median 2002 revenue contribution of all public U.S. asset managers as reported by SNL Securities and company 10-Ks.

NFP revenue percentages based on 3Q04 YTD results.

Insurance Brokers

(a) (b) (c)

Same Store Revenue Growth: The Results and the Targets

12.6% 4.8% 13.5% 14.0%

2003 Average:

1999 – 2002 Full Year: 2003 Full Year: 3Q04 YTD vs. 3Q03 YTD:

Variables affecting growth rates include:

u

Mix of business

Competitive environment

Appropriate incentives

NFP growth platform

-—- -

Quality of firms

Demographic trends

Cross-selling success

Legislative changes

Many other factors -

Successful Acquisition Program

Total NFP-Owned Firms (at Period End)

144

2000

1999

2002

2001

Strong Track Record

Nov-04 2003

• years 12-15 acquisition: of time $3.3mm stock at years 45% history 48 price: operating age: firms purchase consideration: Principal owned firm 144 Average Average Average Average

• u u u

Successful Acquisition Program

Base Earnings Acquired Annually ($            Millions)

Strong Track Record

• years six of five in opportunistic acquisitions be acquisitions to future budgeted NFP potential allows of exceeded flexibility universe or Capital Large Met

• u

Note:

$15 million annual budget for Base earnings acquired. Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions. Shaded area represents $13 -

The NFP Transaction Model

Philosophy

- Exhaustive business & legal due diligence
- Target the highest quality distributors
- Acquired earnings typically calculated using recurring revenue
- Economic alignment

Typical Economics

Entrepreneur "sells" 50% of free cash flow ("Base")

- NFP pays approximately 5.0x Base
- NFP retains preferred position in earnings and full upside participation
- Ongoing management contract creates value for entrepreneur

Transaction Example

Total revenue	$ 3,000,000
Operating expenses	$ (1,500,000)
Earnings before owners compensation (Target)	$ 1,500,000
Percent of earnings capitalized	50%
Amount capitalized (Base)	$ 750,000
Initial acquisition multiple	5.0x
Initial purchase price for 50% of economics	$ 3,750,000

Transaction structure generates strong free cash flow and is immediately EPS accretive

NATIONAL FINANCIAL PARTNERS

15

Unique Acquisition Model

Transferable Asset with Value

• of business resources Covenants of and growth in Practices Non-Solicit / Best system financially to NFP Share Access the Non-Compete

• u

Becomes Subsidiary of NFP

The NFP Growth Platform

Carrier Selection Contracts

Underwriting Advocacy

Strategies

NFP Brokerage

Executive Benefits

Employee Benefits

Contracts

Client Extension Programs

Technology/Marketing

Securities Products

Financial Planning

Asset Allocation

Client Reporting

Asset Management

WEB ENABLED ACCESS

Firm Relations Directors

BROKER DEALER/RIA

Reporting

MIS

Captial

Accounting

Compliance

Corporate

Cash Management

NFP is Significant to a Broad Array of Carriers

A diversified lineup ensures NFP’s firms have access to the best product offerings in the industry

AMERICAN GENERAL

LINCOLN BENEFIT LIFE COMPONY

A member of allstate Financial Group

Lincoln

Financial Group

Assurant

Metlife Investors

Pacific Life

Mass Mutual

Genworth Financial Financial Group

The HartFord

Travelers Life & Annuity

ING

Fostering Growth While Protecting NFP Shareholders

Compelling financial incentives

Access to strategic advantages – – –

Enhanced economics derived through scale

Product enhancements

Joint business opportunities

Revenue diversification

Firm diversification

Cumulative preferred earning structure

Economic alignment

non- compete/ non-solicit agreements •

Key Accomplishments Since IPO

Objective Result

Robust revenue growth 34% growth in 3Q04 YTD; 33% in 2003

Robust Cash earnings growth 29% growth in 3Q04 YTD; 83% in 2003

Robust Cash EPS growth 9% growth 3Q04 YTD on 19% increase in diluted shares

Strong “Same Store” revenue growth 14.0% in 3Q04 YTD; 13.5% in 2003; 12.6% average 2000 - 3Q04 YTD

Ongoing targeted acquisitions Acquired 18 firms with $17.3 million of Base earnings YTD in 2004; active pipeline

Conservative capital structure Reduced debt/capitalization from 12.1% pre-IPO to 0.0% at 3Q04

Commitment to Delivering Shareholder Value

Strong Revenue Growth

A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms

$600 $500 $400 $300 $200 $100 $-

Millions) ($

YTD YTD

Revenue from newly acquired firms

Revenue from existing firms

Strong Growth in Gross Margin

Growth in gross margin is one of the key drivers of NFP’s bottom line growth over time

Millions) ($

YTD YTD

YTD

CAGR 35%

CAGR 33%

$ 120

$ 105 $

90

$

75 3Q03

$

60

$

45

$

30

$

15

$

44.3

$

61.5

$

75.4

$

108.1

$

54.2

$

74.3

$

96.0

3Q02

3Q02

Gross Margin as a Percentage of Revenue

not margin percentage; Even so, gross margin at the firm level has been relatively stable NFP’s firms are focused on bottom line growth –

22.3% 22.9% 21.7% 23.3% 22.3% 22.9% 22.0%

25%

20%

15%

10%

5%

0%

2000 2001 2002 2003

YTD YTD

YTD

Percentages represent gross margin as a percentage of total revenue.

Corporate Operating Leverage Continues

Ratio of corporate general & administrative expenses (G&A) to revenue continues to decline, even after absorbing approximately $6 million to $7 million in public company costs

12%

10%

8%

6%

4%

2%

0%

10.6%

7.6%

6.2%

5.3%

5.7%

5.4%

YTD YTD

Strong Cash Earnings Growth

Solid organic growth, continued acquisitions and margin expansion at the corporate level drive earnings growth

$ 60

$45

$30

$15

$4.2

$17.0

$29.8

$54.6

$39.0

$50.5

CAGR 135%

Up 29%

Millions) ($

3Q03

3Q04

YTD YTD

A Capital Structure Unlike Most Consolidators ($            in millions)

2003 71.2 0.0 465.3 465.3 0.0%

December 31, $ $ $

2004 63.6 0.0 531.4 531.4 0.0%

September 30, $ $ $

Equity Debt / Total Capitalization

Cash Bank Loan Total Stockholders’ Total Capitalization

Conservative captial Structure Provides Foundations for Growth

Shareholders Base & Lock Up Structure

Lock up for Principals & Apollo

First 20% at IPO September 2003

Second 20% in Secondary Offering in April

Third 20% two year anniversary of IPO September 2006

Fourth 20% two year anniversary of IPO September 2006

Ongoing Replenishment

Incentive programs provide opportuniy to replenish stock

Stock received as part of incentives is subject to additional liquidity restrictions

Principals

Apollo

Management, Employees & other

Institutions & Retail

Pie chart represents percentage ownership of 34.1 million shares outstanding at October 31.2004

Other includes acquistion related non – principal shares and shares held by former employees and Prinicpals.

Solid Foundation for Future

Š	Strong, focused, execution-oriented management team
Š	Scale, Scale, Scale
Š	Growth markets /growth incentives / growth platform
Š	Share holder protection
-	Diversification
-	Priority position in firm earnings

Proven history / positive outlook

Targeted Long-Term Cash EPS Growth 20%

Corporate Headquarters

National Financial Partners

787 7th Avenue, 49th Floor

New York, NY 10036

phone 212.301.4000

www.nfp.com